UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2020

POWERVERDE, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-27866 (Commission File Number)	88-0271109 (I.R.S. Employer Identification No.)

9300 S. Dadeland Blvd., Suite 600, Miami, Florida (Address of Principal Executive Offices)	33156 (Zip Code)

Registrant’s telephone number, including area code: (305) 670-3370

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant

By telephone on June 26, 2020, Powerverde, Inc. (the “Company”) received notice from its independent registered public accounting firm, Cherry Bekaert LLP (“CB”), that CB would decline to stand for re-appointment as the Company’s certifying accountant for fiscal year 2020 and would terminate their services to the Company upon completion of their review of the Company’s unaudited financial statements for the second quarter of 2020. The Company is in the process of seeking to retain new auditors.

.

None of CB’s audit reports for the years ended December 31, 2019 or 2018 contained an adverse opinion or a disclaimer of opinion, nor was any such report qualified or modified, except that the reports included an Emphasis of Matter regarding the Company’s ability to continue as a going concern.

In addition, during the years ended December 31, 2019 and 2018, and through June 26, 2020 (the date of resignation), there were (i) no disagreements between the Company and CB on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to CB’s satisfaction, would have caused CB to make reference to the subject matter of the disagreement in connection with its report for such years, and (ii) no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K for such years and subsequent interim periods through June 26, 2020.

The Company has provided CB with a copy of the disclosure set forth in this report and requested that CB furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made herein and, if not, stating the respects in which it does not agree, as required by SEC rules. A copy of CB’s letter, dated July 2, 2020, stating its agreement with the above statements, is attached as Exhibit 16.1 to this report.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
16.1	Letter of Agreement of Cherry Bekaert LLP, dated July 2, 2020

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POWERVERDE, INC.

Date: July 2, 2020	By:	/s/ John L. Hofmann
	Name:	John L. Hofmann
	Title:	Chief Financial Officer